UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina		27410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2026, Unifi, Inc. (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to its Second Amended and Restated Credit Agreement, dated as of October 28, 2022, by and among the Company and Unifi Manufacturing, Inc., a wholly owned subsidiary of the Company (“UMI”), as borrowers, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as agent (as amended, the “Credit Agreement”).

The Fourth Amendment amends the Credit Agreement to (a) permit UMI to consummate the transaction contemplated by the Purchase Agreement (as defined below) and (b) permit UMI to allocate a portion of the net proceeds from such transaction (including any deferred compensation payable pursuant to the terms of the Purchase Agreement) to repay revolving loans outstanding under the Credit Agreement, after the application of such net proceeds toward the term loans outstanding under the Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 28, 2026, UMI completed the previously announced sale of certain real property consisting of industrial/manufacturing building spaces and certain land underlying and surrounding the same located in Yadkin County, North Carolina pursuant to the Real Estate Purchase and Sale Agreement, dated August 16, 2026 (the “Purchase Agreement”), by and among UMI and Enovum NC-2 Bidco, LLC and Enovum NC-3 Bidco, LLC, as assignees of Enovum Data Centers Corp. (collectively with Enovum NC-2 Bidco, LLC and Enovum NC-3 Bidco, LLC, “Enovum”). The aggregate purchase price was $60.0 million in cash (the “Purchase Price”). The earnest money deposit of $2.25 million that was deposited in escrow pursuant to the terms of the Purchase Agreement was applied toward the Purchase Price.

The net proceeds of the transaction were used to fully repay the outstanding principal balance of term loans outstanding under the Credit Agreement with the balance applied to repay a portion of the revolving loans outstanding under the Credit Agreement.

There were no material relationships between Enovum and the Company or any of its affiliates, or any of its directors or officers, or any associate of any such director or officer, other than with respect to (a) the transactions contemplated by the Purchase Agreement and (b) the outstanding obligations under a Real Estate Purchase and Sale Agreement, dated April 10, 2025, by and between UMI and Enovum Data Centers Corp., as amended on May 19, 2025.

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2026, the Company issued press releases announcing (a) the closing of the sale contemplated by the Purchase Agreement and (b) its operating results for the fiscal first quarter ended September 27, 2026, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Item 2.02 of this Current Report, and in Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On October 27, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all eight of the Company’s nominees for director to serve until their terms expire at the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2026; and (iii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2027. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on September 11, 2026.

The final voting results of each of the proposals submitted to the Company’s shareholders at the Annual Meeting are as follows:

1.
Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emma S. Battle	7,705,907	388,063	40,944	3,618,390
Francis S. Blake	7,726,059	367,650	41,205	3,618,390
Albert P. Carey	7,661,849	431,913	41,152	3,618,390
Edmund M. Ingle	7,710,880	382,788	41,246	3,618,390
Kenneth G. Langone	7,980,870	112,992	41,052	3,618,390
Suzanne M. Present	7,738,658	355,312	40,944	3,618,390
Rhonda L. Ramlo	6,047,062	2,045,575	42,277	3,618,390
Eva T. Zlotnicka	7,691,710	400,827	42,377	3,618,390

2.
Advisory vote to approve the Company’s named executive officer compensation in fiscal 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,762,943	2,365,861	6,110	3,618,390

3.
Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2027:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,745,137	7,834	333	0

Item 7.01. Regulation FD Disclosure.

On October 30, 2026, the Company will host a conference call to discuss its operating results for the fiscal first quarter ended September 27, 2026. A copy of the materials prepared for use by management during this conference call is attached hereto as Exhibit 99.3.

The information contained in this Item 7.01 of this Current Report, and in Exhibit 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1+	Press Release of Unifi, Inc., dated October 29, 2026.

99.2+	Press Release of Unifi, Inc., dated October 29, 2026.

99.3+	Earnings Call Presentation Materials.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date:	October 29, 2026	By:	/s/ ANDREW J. EAKER
Andrew J. Eaker Executive Vice President & Chief Financial Officer Treasurer